Trade and other receivables	11 Months Ended
Dec. 31, 2019
Trade and other receivables [abstract]
Trade and other receivables
Trade and other receivables

	December 31, 2019	January 31, 2019
	£000	£000
		(Adjusted*)
Trade receivables	410	1,656
Other receivables	905	3,791
Prepayments	6,645	7,433
Accrued income	156	611
	8,116	13,491

* See Note 3 - ‘Changes to accounting policies - Adoption of IFRS 16 'Leases'.’

17. Trade and other receivables (continued)

Trade receivables consist of amounts outstanding from Sarepta at December 31, 2019. This amount has been received post the period end.
Included within prepayments at December 31, 2019, is £5.8 million (January 31, 2019: £6.8 million) of prepayments relating to research and development expenditure. These amounts are determined based on the estimated costs to complete each study or activity, the estimation of the current stage of completion and the invoices received. The key sensitivity is the estimated current stage of completion of each study or activity. If the estimated stage of completion increased by 5% then the aggregate increase in accruals and decrease in prepayments would result in an overall increase in total research and development expenses of £1.5 million. If the estimated stage of completion decreased by 5%, then the aggregate decrease in accruals and increase in prepayments would result in an overall decrease in total research and development expenses of £1.4 million.